EXHIBIT 10.2
GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of May 17, 2022, by and among SILA REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, SILA OPERATING PARTNERSHIP, LP, a Delaware limited partnership, and SILA REIT, LLC, a Maryland limited liability company (each a “Required Guarantor”, and collectively, the “Required Guarantors”), and each of the undersigned Subsidiaries of SILA REALTY TRUST, INC., a Maryland corporation (the “Borrower”) listed on Schedule I hereof (together with any other Person that may join in this Guaranty from time to time as an “Additional Guarantor” pursuant to Section 7, each a “Subsidiary Guarantor”, and collectively, the “Subsidiary Guarantors”; and together with Required Guarantors, individually and collectively, jointly and severally, “Guarantors”) to and for the benefit of TRUIST BANK, a North Carolina banking corporation, as administrative agent (the “Administrative Agent”) for itself and the Lenders (as defined below). Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Credit Agreement.
RECITALS:

A.    As more fully provided in that certain Term Loan Agreement (as the same may be amended, restated, supplemented, renewed or replaced from time to time, the “Credit Agreement”) of even date herewith by and between Borrower, Administrative Agent and the other lenders from time to time party thereto (collectively, the “Lenders”), the Lenders have agreed to provide certain term loans to Borrower from time to time (referred to collectively, as the “Loan” or “Loans”) in the aggregate principal amount of TWO HUNDRED SEVENTY FIVE MILLION AND 00/100 Dollars ($275,000,000.00), which amount may be increased upon the satisfaction of certain conditions described in the Credit Agreement as further described therein.
B.    The Loan is evidenced by one or more promissory notes made by Borrower, as maker, payable to Lenders, as payees (collectively, as each may be amended, restated, supplemented, renewed or replaced from time to time, the “Notes”).
C.    A condition precedent to Lenders’ obligations to make the Loan to Borrower is Guarantors’ execution and delivery of this Guaranty to Administrative Agent, for the benefit of itself and the Lenders.
D.    Each Guarantor will benefit directly or indirectly and substantially from the Lenders making such Loan to the Borrower under the Credit Agreement and, accordingly, each Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein. This Guaranty is one of the Loan Documents described in the Credit Agreement.
For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to each Lender to extend credit to Borrower, Guarantors hereby covenant and agree as follows, incorporating by reference the foregoing recitals as a part of this Guaranty:
1.    Guaranty.
(a)    Guaranty of Payment. Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to Administrative Agent, for the benefit of itself and the Lenders, the full and punctual payment when due of all of the following (collectively, the “Guaranteed Obligations”): (a) all Obligations and Hedging Obligations of Borrower under the Credit Agreement and the other Loan Documents, including all such Obligations which shall become due but for the operation of any Debtor Relief Law and (b) to the extent required under Section 10.3 of the Credit Agreement, all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Lenders or the Administrative Agent in the enforcement of any of the foregoing or any obligation of
3127200.3

any Guarantor hereunder, whether such Guaranteed Obligations would have arisen at maturity or earlier by reason of acceleration or otherwise.
(b)    Swap Exclusion. Notwithstanding anything to the contrary contained herein, as used in this Guaranty, the term “Guaranteed Obligations” will not include any Excluded Swap Obligation.
(c)    Generally. This is a guaranty of payment and not of collection. The liability of Guarantors under this Guaranty shall be direct and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against any collateral which may exist for the Loan. Guarantors waive any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Administrative Agent or any Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Guarantors shall nevertheless be fully liable therefor. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent and each Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Administrative Agent and each Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity, in each case pursuant to the terms and provisions of the Credit Agreement and other Loan Documents. If the Guaranteed Obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Administrative Agent or any Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for all remaining Guaranteed Obligations, even though any rights which Guarantors may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Guarantors shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. Subject to Section 4, this Guaranty shall be effective as a waiver of, and Guarantors hereby expressly waive, any and all rights to which Guarantors may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Administrative Agent or any Lender to take prior recourse or proceedings against any collateral, security or Person whomsoever. All payments, whether voluntary or involuntary, received by Administrative Agent or any Lender with respect to the Guaranteed Obligations from any source other than Guarantors, including, without limitation, payments from Borrower or any other guarantor and amounts received from any collateral may, for purposes of determining Guarantors’ obligations under this Guaranty, be applied to the Guaranteed Obligations in such order as the Administrative Agent shall elect in accordance with the Credit Agreement and other Loan Documents.
2.    Indemnity. Without limiting the generality of Section 1 hereof and to the extent required under Section 10.3 of the Credit Agreement, Guarantors shall indemnify, defend (with counsel acceptable to Administrative Agent) and save harmless Administrative Agent and each Lender from and against all damages, losses, liabilities, obligations, penalties, claims, demands, defenses, judgments, suits, proceedings, penalties, expenditures, costs, disbursements and expenses (including, without limitation, court costs and attorneys’ and experts’ fees and expenses) of any kind or nature whatsoever which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against Administrative Agent or any Lender by reason of, or arising from or out of, Administrative Agent’s or such Lender’s enforcement (or attempted enforcement) of this Guaranty or any of the other Loan Documents.
3.    Reinstatement of Guaranteed Obligations. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Administrative Agent or any Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantors or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantors or any other person or for a substantial part of Borrower’s, Guarantors’ or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantors further agree that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Administrative Agent in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is covered by Guarantors’ indemnity pursuant to Section 2 above.
4.    Waivers by Guarantors. To the extent permitted by law, Guarantors hereby waive and agree not to assert or take advantage of:
(a)    Any right to require Administrative Agent or any Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Administrative Agent or any Lender at any time or to pursue any other remedy in Administrative Agent’s or any Lender’s power or under any other agreement before proceeding against Guarantors hereunder;
(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Administrative Agent, on behalf of itself and Lenders, to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Administrative Agent, any Lender, any endorser or creditor of Borrower or of Guarantors or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Administrative Agent or any Lender;
(e)    Any defense based upon an election of remedies by Administrative Agent or any Lender;
(f)    Any right or claim of right to cause a marshalling of the assets of Guarantors;
(g)    Any law affecting the term of any Guaranteed Obligation;
(h)    Any duty on the part of Administrative Agent or any Lender to disclose to Guarantors any facts Administrative Agent or such Lender may now or hereafter know about Borrower or the Pool Property, regardless of whether Administrative Agent or such Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantors intend to assume or has reason to believe that such facts are unknown to Guarantors or has a reasonable opportunity to communicate such facts to Guarantors, it being understood and agreed that Guarantors are fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Pool Property and of any and all circumstances bearing on the risk that liability may be incurred by Guarantors hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Administrative Agent or any Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(l)    Any assertion or claim that the automatic stay provided by 11 U.S.C. § 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Administrative Agent or any Lender to enforce any of its rights, whether now or hereafter required, which Administrative Agent or any such Lender may have against Guarantors or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and
(n)    Any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.
In addition, Guarantors expressly agree that Guarantors shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage, security deed, deed of trust or other security or other security interest securing the Guaranteed Obligations, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. Guarantors hereby irrevocably waive reliance on any anti-deficiency statute, through subrogation or otherwise, and any such statute shall in no way affect or impair Guarantors’ obligations and liabilities hereunder. Notwithstanding anything to the contrary in this paragraph, Guarantors do not waive (i) any notice that is specifically required to be given to Guarantors hereunder or under any other Loan Documents or (ii) any defense that the Guaranteed Obligations guaranteed under this Guaranty (or any relevant part thereof) have been satisfied in full.
5.    Financial Condition of Borrower; Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower, the other Guarantors, the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or any Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.
6.    Representations, Warranties, and Covenants of Guarantors. Each Guarantor hereby makes to the Administrative Agent and the Lenders all of the representations, warranties, and covenants made by it or on its behalf by Borrower under the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.
7.    Additional Guarantors. The initial Guarantors hereunder shall be each of the Subsidiaries of the Borrower that are signatories hereto, which are listed on Schedule I attached hereto. From time to time after the date hereof, additional Subsidiaries of Borrower may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a Guaranty Joinder Agreement in the form of Exhibit A attached hereto or another form acceptable to the Administrative Agent (such Guaranty Joinder Agreement or other acceptable form, a “Joinder Agreement”). Upon delivery of any such Joinder Agreement to Administrative Agent, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor hereunder and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Guarantor hereunder.
8.    Release of Subsidiary Guarantors. Each applicable Subsidiary Guarantor shall be released from its obligations under this Guaranty as and when provided in Section 5.11 of the Credit Agreement. Upon Borrower’s request Administrative Agent shall confirm the release of any applicable Subsidiary Guarantor by the execution of a Release Guaranty in the form of Exhibit B attached hereto (the “Release of Guaranty”). Each Subsidiary Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Subsidiary Guarantor hereunder. For the avoidance of doubt, none of the Required Guarantors will be released upon an Investment Grade Release or otherwise, in each case, without the written approval of the Administrative Agent and all of the Lenders.
9.    General Provisions.
(a)    Fully Recourse. All of the terms and provisions of this Guaranty are recourse obligations of Guarantors.
(b)    Survival. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Administrative Agent or any Lender under any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof. Notwithstanding the foregoing, Guarantors’ obligations and liability under this Guaranty shall be deemed satisfied and released, and this Guaranty shall automatically terminate and be of no further force or effect, upon the earlier of (A) payment in full, by any Person, of the Obligations evidenced by the Loan Documents (other than contingent indemnification obligations for which no claims have been made) or (B) any assignment and assumption of the Loan pursuant to which any replacement guarantors are approved by Administrative Agent and/or Lenders; provided that Guarantors shall remain liable for any acts or omissions that resulted in, or would have resulted in, liability under this Guaranty which occurred prior to such assignment and assumption. Upon any such satisfaction of the Obligations, Administrative Agent and/or Lenders shall execute, promptly following the request of Guarantor, a confirmation of such satisfaction and release and/or such other confirmatory documents as may be reasonably requested by Guarantor to acknowledge such release.
(c)    Subordination; No Recourse Against Administrative Agent or Lenders. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantors:
(i)    such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing the same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;
(ii)     Guarantors shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantors until the Guaranteed Obligations have been fully and finally performed;
(iii)     If an Event of Default shall have occurred and be continuing, in the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Administrative Agent shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantors now existing or hereafter arising. If, notwithstanding the foregoing provisions, Guarantors should receive any payment, claim or distribution that is prohibited as provided above in this Section 7(d), Guarantors shall pay the same to Administrative Agent, for the benefit of itself and the Lenders, immediately, Guarantors hereby agreeing that they shall receive the payment, claim or distribution in trust for Administrative Agent, for the benefit of itself and the Lenders, and shall have absolutely no dominion over the same except to pay it immediately to Administrative Agent, for the benefit of itself and the Lenders.
(d)    Subrogation. Notwithstanding the satisfaction by Guarantors of any liability hereunder, Guarantors shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan, or to participate in any way in the indebtedness of Borrower to Lender, or in any right, title or interest in and to any security or right of recourse for the indebtedness of Borrower to

Lender, until all indebtedness of Borrower to Lender, has been fully paid and all of the Obligations have been satisfied in full (other than contingent indemnification obligations for which no claims have been made). In connection with the foregoing, Guarantors expressly waive in favor of Administrative Agent, for the benefit of itself and the Lenders, any and all rights of subrogation to Administrative Agent or any Lender against Borrower, and Guarantors hereby waive any rights to enforce any remedy which Administrative Agent or any Lender may have against Borrower and any right to participate in any collateral for the Loan. If either Guarantor is or becomes an “insider” (as defined in Section 101 of the United States Bankruptcy Code) with respect to Borrower, then Guarantors hereby irrevocably and absolutely waive any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Guarantors shall not be deemed to be a “creditor” (as defined in Section 101 of the United States Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantors becomes a debtor in any proceeding under the United States Bankruptcy Code. This waiver is given to induce each Lender to make the Loan to Borrower as evidenced by the Notes. Nothing contained herein shall preclude the exercise by Guarantors of any such rights at any time after the payment in full of the indebtedness.
(e)    Reservation of Rights. Nothing contained in this Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Administrative Agent or any Lender may have against Borrower, Guarantors or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Rights Cumulative; Payments. Administrative Agent’s and each Lender’s rights under this Guaranty shall be in addition to all rights of Administrative Agent and each Lender under the Credit Agreement, the Notes and the other Loan Documents. Further, payments made by Guarantors under this Guaranty shall not reduce in any respect Borrower’s obligations and liabilities under the Credit Agreement, the Notes and the other Loan Documents.
(g)    No Limitation on Liability. Guarantors hereby consent and agree that Administrative Agent may at any time and from time to time without further consent from Guarantors do, any of the following events, and the liability of Guarantors under this Guaranty shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Guarantors or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Notes; (ii) any sale, assignment or foreclosure of the Loan (or any portion thereof), the Credit Agreement, the Notes or any of the other Loan Documents or any sale or transfer of the Pool Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Guarantors from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Guarantors herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Administrative Agent’s or any Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Administrative Agent’s failure to record a mortgage and/or deed of trust or to file any financing statement (or Administrative Agent’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor hereunder (other than the defense of payment). No course of dealing with Borrower or any other person, shall limit, impair or release Guarantors’ obligations hereunder, affect this Guaranty in any way or afford Guarantors any recourse against Administrative Agent or any Lender. Nothing contained in this Section shall be construed to require Administrative Agent or any Lender to take or refrain from taking any action referred to herein.
(h)    Entire Guaranty; Amendment; Severability. This Guaranty and the Loan Documents contain the entire agreement between Guarantors, Administrative Agent and the Lenders,

respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(i)    Governing Law; Binding Effect; Waiver of Acceptance. The construction, validity and performance of this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantors hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Guaranty. This Guaranty shall bind Guarantors and the respective heirs, personal representatives, successors and assigns of Guarantors and shall inure to the benefit of Administrative Agent, for itself and Lenders, and the officers, directors, shareholders, agents and employees of Administrative Agent and Lenders and their respective heirs, successors and assigns. Notwithstanding the foregoing, Guarantors shall not assign any of its rights or obligations under this Guaranty, without the prior written consent of Administrative Agent and the Required Lenders, which consent may be withheld by Administrative Agent or the Required Lenders in their sole discretion. Guarantors hereby waive any acceptance of this Guaranty by Administrative Agent or any Lender, and this Guaranty shall immediately be binding upon Guarantor.
(j)    Notices. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed sufficiently given when delivered or mailed in the manner set forth in the Credit Agreement, addressed to Borrower and Administrative Agent as provided in the Credit Agreement, and addressed to Guarantors at the address set forth opposite Borrower’s names pursuant to the Credit Agreement, or at any other address specified in a notice given by such party to the other parties pursuant to the terms of the Credit Agreement. This section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.
(k)    No Waiver; Time of Essence. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.
(l)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Guaranty are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(m)    Successive Actions. A separate right of action hereunder shall arise each time Administrative Agent acquires knowledge of any matter indemnified or guaranteed by Guarantors under this Guaranty. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(n)    Reliance. Lenders would not make the Loan to Borrower without this Guaranty. Accordingly, Guarantors intentionally and unconditionally enter into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(o)    Submission to Jurisdiction; WAIVER OF JURY TRIAL.

(i)    Each party hereto hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the exclusive jurisdiction of the United States District Court for the Southern District of New York, and of the courts of the State of New York sitting in New York county and irrevocably consents to the service of process in the manner provided for notices in Section 20(f) hereof and each party hereto waives any objection to jurisdiction and venue of any action instituted against itself as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.
(ii)    EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(p)    Waiver by Guarantors. Guarantors covenant and agree that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Administrative Agent to enforce any rights of Administrative Agent and the other Lenders against Guarantors or the collateral for the Loan by virtue of this Guaranty or otherwise.
(q)    No Petition. Guarantors hereby covenant and agree that it will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.
(r)    Joint and Several Liability. Notwithstanding anything to the contrary contained herein, if there is more than one signatory to this Guaranty, the representations, warranties, covenants and agreements made by the Guarantors herein and the liability of the Guarantors hereunder, are and shall be joint and several. Accordingly, each Guarantor confirms that it is liable for the full amount of the “Guaranteed Obligations” and all of the other obligations and liabilities of each of the other Guarantors hereunder.
(s)    Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages. It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile or electronic transmission by any of the parties hereto of an executed counterpart of this Guaranty shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

(t)    Interpretation. The term “Administrative Agent” shall be deemed to include Administrative Agent and its successors and assigns under the Credit Agreement and the other Loan Documents. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in this Guaranty are for convenience only and shall not affect the construction of this Guaranty. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof” “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identified another currency. The Loan Documents are for the sole benefit of Administrative Agent, for the benefit of itself and the Lenders, and Borrower, and are not for the benefit of any third party except as expressly provided herein.
(u)    Exculpation of Certain Parties. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document, if a Guarantor is not an individual, no direct or indirect shareholder, partner, member, principal, affiliate, employee, officer, trustee, director, agent or other representative of a Guarantor (a “Related Party”) shall have any personal liability for, nor be joined as party to, any action with respect to payment, performance or discharge of any covenants, obligations, or undertakings of any Guarantor under this Guaranty, and by acceptance hereof, Administrative Agent and the Lenders, for themselves and their successors and assigns, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any Related Party under or by reason of or in connection with this Guaranty; except that any Related Party that is a party to any Loan Document or any other separate written guaranty, indemnity or other agreement given by such Related Party in connection with the Loan shall remain fully liable therefor and the foregoing provisions shall not operate to limit or impair the liabilities and obligations of such Related Parties or the rights and remedies of the Administrative Agent and the Lenders thereunder.
THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
(v)    Unsecured Obligations. Notwithstanding any reference herein to any collateral which may secure the Loan or other Obligations, it is understood and acknowledged by the Guarantors, the Administrative Agent and the Lenders that, as of the Closing Date, the Loan and other Obligations are unsecured.
[Signatures Appear on Following Page]

IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty Agreement under seal as of the day and year first written above.

SILA REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner

By:/s/ Kay C. Neely
Name: Kay C. Neely
Title:     Chief Financial Officer and Treasurer
(CORPORATE SEAL)

SILA OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

SILA REIT, LLC, a Maryland limited liability company
By:    Sila Realty Trust, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC, and
HCII HPI-3115 SW 89TH STREET, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
    (SEAL)

[Signatures Continued On Next Page]
Signature Page to Guaranty

HCII-11200 NORTH PORTLAND AVENUE, LLC,
HCII-2111 OGDEN AVENUE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
HCII-1601 WEST HEBRON PARKWAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC,
HCII-12499 UNIVERSITY AVENUE, LLC,
HCII-NORTH DURANGO DRIVE, LLC,
HCII-7375 CYPRESS GARDENS BOULEVARD, LLC
HCII-718 ELIZABETH STREET, LLC, and
HCII-3412 MARKET PLACE AVENUE, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership
By:    HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership
By:    HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc, a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership
By:    Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

[Signatures Continued On Next Page]
Signature Page to Guaranty

HC-2501 W WILLIAM CANNON DR, LLC,
HC-8451 PEARL STREET, LLC,
HC-3873 N. PARKVIEW DRIVE, LLC,
HC-2257 KARISA DRIVE, LLC,
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC,
HC-1940 TOWN PARK BOULEVARD, LLC,
HC-1946 TOWN PARK BOULEVARD, LLC,
HC-17322 RED OAK DRIVE, LLC,
HC-10323 STATE HIGHWAY 151, LLC,
HC-5330L N. LOOP 1604 WEST, LLC,
HC-4499 ACUSHNET AVENUE, LLC,
HC-14024 QUAIL POINTE DRIVE, LLC,
HC-5101 MEDICAL DRIVE, LLC,
HC-3436 MASONIC DRIVE, LLC,
HC-42570 SOUTH AIRPORT ROAD, LLC,
HCP-SELECT MEDICAL, LLC, and
HC-1101 KALISTE SALOOM ROAD, LLC
each a Delaware limited liability company

By:    Sila Operating Partnership, LP, a Delaware limited partnership, their sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HC-116 EDDIE DOWLING HIGHWAY, LLC,
HCP-DERMATOLOGY ASSOCIATES, LLC,
HC-800 EAST 68TH STREET, LLC,
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
HC-200 BLOSSOM STREET, LLC,
HC-2727 E. LEMMON AVENUE, LLC, and
HC-4810 N. LOOP 289, LLC,
each a Delaware limited liability company
By:        Sila Operating Partnership, LP, a Delaware limited partnership, their sole member
By:     Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:    HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner
By:    Sila Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]
Signature Page to Guaranty

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HC-77-840 FLORA ROAD, LLC,
HC-40055 BOB HOPE DRIVE, LLC,
HC-5829 29 PALMS HIGHWAY, LLC,
HC-8991 BRIGHTON LANE, LLC,
HC-601 REDSTONE AVENUE WEST, LLC,
HC-2270 COLONIAL BLVD, LLC,
HC-2234 COLONIAL BLVD, LLC,
HC-1026 MAR WALT DRIVE, NW, LLC,
HC-7751 BAYMEADOWS RD. E., LLC,
HC-1120 LEE BOULEVARD, LLC,
HC-6879 US HIGHWAY 98 WEST, LLC,
HC-#2 PHYSICIANS PARK DR., LLC,
HC-52 NORTH PECOS ROAD, LLC,
HC-6160 S. FORT APACHE ROAD, LLC,
HC-187 SKYLAR DRIVE, LLC,
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC, and
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company
By:    HCP-RTS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc, a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HC-20050 CRESTWOOD BLVD., LLC,
HC-42074 VETERANS AVENUE, LLC,
HC-101 JAMES COLEMAN DRIVE, LLC,
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company
By:    HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCII-A 1700 EAST SAUNDERS STREET, LLC,
HCII-B 1710 EAST SAUNDERS STREET, LLC,
HCII-3098 OAK GROVE ROAD, LLC,
HCII-6080 NORTH LA CHOLLA BOULEVARD, LLC,
HCII-250 SW BROOKSIDE DRIVE, LLC,
HCII-3440 W. MARTIN LUTHER KING JR. BLVD., LLC,
HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-9800 BROADWAY EXTENSION, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
HCII-92 BRICK ROAD, LLC,
HCII-555 MIDTOWNE STREET NE, LLC,
HCPII-TEXAS REHAB PORTFOLIO, LLC, and
HCII-330 W. BEN WHITE BOULEVARD, LLC,
each a Delaware limited liability company
By:        Sila Realty Operating Partnership, LP, a Delaware limited partnership, their sole member
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCII-3340 PLAZA 10 DRIVE, LLC,
HCII-1001 RAINTREE CIRCLE, LLC, and
HCII-14747 JONES MALTSBERGER ROAD, LLC,
each a Delaware limited liability company
By:    HCPII-TEXAS REHAB PORTFOLIO, LLC, their sole member
    By:    Sila Realty Operating Partnership, LP, a     Delaware limited partnership, its sole     member
    By:    Sila Realty Trust, Inc.,
    a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCII-W. ORANGE GROVE ROAD, LLC,
HCII-NORTH CRAYCROFT ROAD, LLC,
HCII-70000 RAMON ROAD, LLC,
HCII-12493 UNIVERSITY AVENUE, LLC,
HCII-12495 UNIVERSITY AVENUE, LLC,
HCII-1449 NORTHWEST 128TH STREET, LLC, and
HCII-1812 PARK PLACE AVENUE, LLC,

By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, their sole member
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HC-3001 NORTH AUGUSTA NATIONAL DRIVE, LLC,
a Delaware limited liability company

By:    Sila Operating Partnership, LP, a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP, a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

Signature Page to Guaranty

HCPII-HPI 3100 SW 89th STREET, LLC,
a Delaware limited liability company
By:     HCII-HPI Healthcare Portfolio, LLC,
    a Delaware limited liability company, its sole member

By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member

By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner

By: /s/ Kay C. Neely _____________________
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer (CORPORATE SEAL)
Signature Page to Guaranty

SCHEDULE I

INITIAL SUBSIDIARY GUARANTORS

SCHEDULE I
Initial Subsidiary Guarantors

1. HC-11250 Fallbrook Drive, LLC
2. HCII-5525 Marie Avenue, LLC
3. HCII-110 Charlois Boulevard, LP
4. HCII-150 York Street, LLC
5. HCII-1800 Park Place Avenue, LLC
6. HCII-7375 Cypress Gardens Boulevard, LLC
7. HCII-5100 Indian Creek Parkway, LLC
8. HCII-30 Pinnacle Drive PA, LP
9. HCII-110 East Medical Center Blvd., LLC
10. HCII-237 William Howard Taft Road, LLC
11. HCII-3590 Lucille Drive, LLC
12. HCII-68 Cavalier Boulevard, LLC
13. HCII-15 Enterprise Drive, LLC
14. HCII-107 First Park Drive, LLC
15. HCII-2752 Century Boulevard, LLC
16. HCII-200 Memorial Drive, LLC
17. HCII-1131 Papillion Parkway, LLC
18. HCII-Heritage Park, LLC
19. HCII-750 12th Avenue, LLC
20. HCII-HPI Healthcare Portfolio, LLC
21. HCPII-HPI 3100 SW 89th Street, LLC
22. HCII HPI-1616 S. Kelly Avenue, LLC
23. HCII HPI-3125 SW 89th Street, LLC
24. HCII HPI-3212 89th Street, LLC
25. HCII HPI-300 NW 32nd Street, LLC
26. HCII HPI-3110 SW 89th Street, LLC
27. HCII HPI-3115 SW 89th Street, LLC
28. HCII HPI-9800 Broadway Extension, LLC
29. HCII-North Durango Drive, LLC
30. HCII-11200 North Portland Avenue, LLC
31. HCII-92 Brick Road, LLC
32. HCII-555 Midtowne Street NE, LLC
33. HCII-718 Elizabeth Street, LLC
Schedule I

34. HCII-2111 Ogden Avenue, LLC
35. HCII-330 W. Ben White Boulevard, LLC
36. HCII-9800 Levin Road NW, LLC
37. HCII-4409 NW Anderson Hill Road, LLC
38. HCII-1015 S. Washington Avenue, LLC
39. HCII-1601 West Hebron Parkway, LLC
40. HCII-455 Park Grove Drive, LLC
41. HCII-2006 4th Street, LLC
42. HCII-307 E. Scenic Valley Ave, LLC
43. HCII-3&5 Medical Park Drive, LLC
44. HCII-23157 I-30 Frontage Road, LLC
45. HCII-1200 North Main Street, LLC
46. HCII-124 Sawtooth Oak Street, LLC
47. HCII-12499 University Avenue, LLC
48. HCII-2412 and 2418 North Oak Street, LLC
49. HCII-3412 Market Place Avenue, LLC
50. HCII-A 1700 East Saunders Street, LLC
51. HCII-B 1710 East Saunders Street, LLC
52. HCII-3098 Oak Grove Road, LLC
53. HCII-6080 North La Cholla Boulevard, LLC
54. HCII-250 SW Brookside Drive, LLC
55. HCII-3440 W. Martin Luther King Jr. Blvd., LLC
56. HCII-607 S. Greenwood Springs Drive, LLC
57. HC-2727 E. Lemmon Avenue, LLC
58. HC-17322 Red Oak Drive, LLC
59. HC-4499 Acushnet Avenue, LLC
60. HC-14024 Quail Pointe Drive, LLC
61. HC-8451 Pearl Street, LLC
62. Green Wellness Investors, LLLP
63. HC-1940 Town Park Boulevard, LLC
64. HC-2501 W William Cannon Dr, LLC
65. HC-2257 Karisa Drive, LLC
66. HC-4810 N. Loop 289, LLC
67. Green Medical Investors, LLLP
68. HC-1946 Town Park Boulevard, LLC
69. HC-239 S. Mountain Boulevard, LP
70. HC-239 S. Mountain Boulevard Management, LLC
71. HC-3873 N. Parkview Drive, LLC
72. HC-5101 Medical Drive, LLC
73. HC-3436 Masonic Drive, LLC
74. HC-10323 State Highway 151, LLC
Schedule I

75. HC-42570 South Airport Road, LLC
76. HC-200 Blossom Street, LLC
77. HC-116 Eddie Dowling Highway, LLC
78. HCP-Select Medical, LLC
79. HC-5330L N. Loop 1604 West, LLC
80. HCP-Dermatology Associates, LLC
81. HC-1101 Kaliste Saloom Road, LLC
82. HCP-RTS, LLC
83. HC-52 North Pecos Road, LLC
84. HC-6879 US Highway 98 West, LLC
85. HC-8991 Brighton Lane, LLC
86. HC-7751 Baymeadows Rd., E., LLC
87. HC-40055 Bob Hope Drive, LLC
88. HC-77-840 Flora Road, LLC
89. HC-2234 Colonial Blvd., LLC
90. HC-#2 Physicians Park Dr., LLC
91. HC-6160 S. Fort Apache Road, LLC
92. HC-5829 29 Palms Highway, LLC
93. HC-187 Skylar Drive, LLC
94. HC-1026 Mar Walt Drive, NW, LLC
95. HC-1120 Lee Boulevard, LLC
96. HC-6310 Health Pkwy., Units 100 & 200, LLC
97. HC-601 Redstone Avenue West, LLC
98. HC-2270 Colonial Blvd., LLC
99. HC-860 Parkview Drive North, Units A&B, LLC
100. HC-800 East 68th Street, LLC
101. HCP-PAM Warm Springs, LLC
102. HC-20050 Crestwood Blvd., LLC
103. HC-101 James Coleman Drive, LLC
104. HC- 42074 Veterans Avenue, LLC
105. HC-102 Medical Drive, LLC
106. HC-1445 Hanz Drive, LLC
107. HCII-3340 Plaza 10 Drive, LLC
108. HCII-1001 Raintree Circle, LLC
109. HCII-14747 Jones Maltsberger Road, LLC
110. HC-3001 North Augusta National Drive, LLC
111. HCII-W. Orange Grove Road, LLC
112. HCII-North Craycroft Road, LLC
113. HCII-70000 Ramon Road, LLC
114. HCII-12493 University Avenue, LLC
115. HCII-12495 University Avenue, LLC
116. HCII-1449 Northwest 128th Street, LLC
117. HCII-1812 Park Place Avenue, LLC
Schedule I

118. HCII-30 Pinnacle Drive, LLC
119. Health Care II-110 Charlois Boulevard, LLC
120. HCII-2752 Century Boulevard PA, LP
121. HCPII-Texas Rehab Portfolio, LLC

Schedule I

EXHIBIT A

FORM OF GUARANTY JOINDER AGREEMENT
Date: ___________, _____

To:    Truist Bank, a North Carolina banking cooperation, as Administrative Agent

Ladies and Gentlemen:

This Guaranty Joinder Agreement (this “Guaranty Joinder Agreement”) is made and delivered pursuant to Section 7 of that certain Guaranty, dated as of May [__], 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Guaranty”), by [each of] [______________________], a [Delaware limited liability company] ([the][each, an] “Additional Guarantor”) in favor of Truist Bank, North Carolina banking cooperation, as administrative agent (“Administrative Agent”) for itself and certain lenders (each, a “Lender” and collectively, the “Lenders”). All capitalized terms used in this Guaranty Joinder Agreement and not otherwise defined herein shall have the meanings assigned to them in the Guaranty.

[Each of] [The] Additional Guarantor hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Additional Guarantor is a Subsidiary of the Borrower.

By executing and delivering this Guaranty Joinder Agreement, [the][each] Additional Guarantor, as provided in Section 22 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

Effective as of the date of this Guaranty Joinder Agreement, [the][each] Additional Guarantor confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Guaranty. [The][Each] Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Guaranty is true and correct on and as the date hereof as if made on and as of such date, except to the extent any such representation or warranty (including any such representation or warranty contained in the Credit Agreement) was expressly made as of an earlier date, in which case such representation or warranty was true and correct as of such earlier date.

This Guaranty Joinder Agreement shall constitute a Loan Document under the Credit Agreement.

THIS GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[ADDITIONAL GUARANTOR]

By: ________________________________
Title: _______________________________

Exhibit A

EXHIBIT B
FORM OF RELEASE OF SUBSIDIARY GUARANTOR
In witness whereof, the undersigned Administrative Agent, for itself and on behalf of each of the Lenders (as defined in the Guaranty), hereby releases and discharges ___________________ from any and all obligations and liabilities of __________________ to the Administrative Agent and the Lenders under that certain Guaranty dated as of __________________, executed by [____________], [each] a [Delaware limited liability company] (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), described therein in favor of the Administrative Agent and the Lenders defined therein (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Guaranty”).

TRUIST BANK, a North Carolina banking cooperation, as Administrative Agent

By: ____________________________
Name: ___________________________
Title: ____________________________

Exhibit B